Unsecured Borrowings	12 Months Ended
Dec. 31, 2013
Unsecured Borrowings [Abstract]
UNSECURED BORROWINGS

6. UNSECURED BORROWINGS

Balance as of
	December 31, 2013	December 31, 2012
(in thousands)
Outstanding principal balance:
Unsecured Notes issued...............................................	$ 300,000	$─
Unamortized discount.................................................	(8,433)	─

Unsecured borrowings, net.........................................	$ 291,567	$─

On December 11, 2013, the Company completed a public offering of $300.0 million aggregate principal amount of 6.75% Senior Notes due 2020 (the “Unsecured Notes”). In connection with the issuance, the Company paid an underwriting discount totaling $8.5 million. The Unsecured Notes are unsecured obligations of the Company and will rank pari passu in right of payment with any existing and future senior indebtedness of the Company. Interest on the Unsecured Notes is payable semi-annually on June 15 and December 15 of each year, beginning on June 15, 2014.

At any time prior to December 15, 2016, the Company may redeem up to 35% of the original principal amount of the Unsecured Notes with the proceeds of certain equity offerings at a redemption price of 106.75% of the principal amount thereof, together with accrued and unpaid interest to, but not including, the date of redemption. On or after December 15, 2016, the Company may redeem the Unsecured Notes, in whole or in part, at the redemption prices listed below, plus accrued and unpaid interest to the redemption date.

Redeemed during the 12-month period commencing on December 15 of the years set forth below:	Redemption Price
2016.......................................................................................................	105.063%
2017.......................................................................................................	103.375%
2018.......................................................................................................	101.688%
2019 and thereafter.................................................................................	100.000%

At any time prior to December 15, 2016, the Company may also redeem all or a portion of the Unsecured Notes at par but will have to pay a ‘‘make-whole premium’’ equal to the present value of all future interest payments called for under the indenture.

Should the Company experience a change of control (as defined in the indenture), holders of the Unsecured Notes have the right to require the Company to repurchase all or any part of their Unsecured Notes for payment in cash equal to 101% of the aggregate principal amount of the Unsecured Notes repurchased plus accrued and unpaid interest.

The Company received net proceeds of approximately $291.4 million, after deducting underwriters’ discounts and commissions and offering expenses payable by the Company. The Company intends to use the net proceeds from the offering for general corporate purposes, including the acquisition of aircraft. The Unsecured Notes have a maturity date of December 15, 2020.

Pursuant to the indenture, the Company is subject to financial and operating covenants which relate to its operations, dividend payments, incurrence of debt, repurchases of common shares, investments, disposition of aircraft, and capital expenditures. If the Unsecured Notes obtain a certain investment grade rating, certain covenants as specified in the indenture will be suspended. As of December 31, 2013, the Company was not in default under the Unsecured Notes.